Exhibit 10.10.b


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                                SECOND AMENDMENT
                                       TO
                              AMENDED AND RESTATED
                               CMBS LOAN AGREEMENT


                              FOR A CREDIT FACILITY
                         IN AN AMOUNT UP TO $100,000,000

                            Dated as of July 16, 2002

                                     Between

                               CAPITAL TRUST, INC.
                                   as Borrower


                                       and


                   MORGAN STANLEY & CO. INTERNATIONAL LIMITED
                                    as Lender



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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.    Amendment..............................................................1

2.    Representations and Warranties.........................................2

3.    No Default.............................................................2

4.    Ratification and Confirmation..........................................2

5.    Binding Effect; No Waiver; No Partnership; Counterparts................2

6.    Governing Law..........................................................2

7.    Continuing Effect......................................................2

8.    Costs and Expenses.....................................................2


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      SECOND  AMENDMENT TO CMBS LOAN  AGREEMENT  dated as of July 16, 2002 (this
"Agreement") between CAPITAL TRUST, INC., a Maryland corporation ("Borrower"), and MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("Lender") to CMBS Loan Agreement dated as of February 8, 2001 between Capital Trust, Inc., a Maryland corporation ("Borrower") and Lender as amended pursuant to that certain First Amendment to Amended and Restated CMBS Loan Agreement dated as of July 16, 2001, between Borrower and Lender (collectively, the "Original Loan Agreement"). Capitalized terms used herein without definition have the meanings given to them in the Original Loan Agreement. The Original Loan Agreement, as amended by this Agreement, and as such agreement otherwise from time to time has been or hereafter may be amended, modified, extended, and supplemented, is hereinafter referred to as the "Loan Agreement."

                              PRELIMINARY STATEMENT

      Pursuant to the Original Loan Agreement Lender may make loans to fund Borrower's acquisition of Eligible Collateral from time to time subject to the terms and conditions of the Original Loan Agreement. Lender and Borrower desire to amend the Original Loan Agreement in order to extend the term.

      NOW, THEREFORE, in consideration of the mutual promises herein contained the parties hereto hereby agree as follows:

1.    Amendment. The Original Loan Agreement is hereby amended as follows:

      (a) Defined Terms. Subsection 1.01 of the Original Loan and Security Agreement is hereby amended by:

          (i) the deletion in its entirety of the definition of the term "Amortization Period" and the substitution therefor of the following:

      "Amortization Period" shall mean, if the Termination Date shall be extended in accordance with the terms hereof, the period from and after August 9, 2002 to, but not including, May 9, 2003.

          (ii) the deletion of the words "June 30, 2001" in subsection (B) of the definition of the term "Eurodollar Rate Spread" and the substitution therefor with the words "August 9, 2002."

          (iii) the deletion in its entirety of the definition of the term "Termination Date" and the substitution therefor of the following:

      "Termination Date" shall mean August 9, 2002 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law; provided, however, that in the event that (i) this Agreement shall not have been earlier terminated and (ii) no Default shall have occurred and be continuing on August 9, 2002, the Termination Date shall be automatically extended to May 8, 2003.

      (b) Paragraph (a) of subsection 2.01 of the Original Loan and Security Agreement is hereby amended by the deletion in the first sentence thereof of the words "June 30, 2001" and the substitution therefor of the words "August 9, 2002."

      (c) Subsection 3.01(a) of the Original Loan and Security Agreement is hereby deleted in its entirety and the following subsection shall be inserted in lieu thereof:


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      "(a) Borrower hereby promises to repay in full on the Termination Date the aggregate outstanding principal amount of the Loans; provided, however, in the event the Termination Date shall be extended to May 9, 2003 pursuant to the terms hereof, Borrower promises to repay such aggregate principal amount of the Loans outstanding on August 9, 2002 by the payment on the first Business Day of each month during the Amortization Period beginning with September 1, 2002 and on the Termination Date, as extended (each, an "Installment Date") of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding as at August 9, 2002 divided by (y) nine (9) (such schedule of payments, the "Amortization Schedule"); provided, further, that in the event that Borrower shall repay any portion of the outstanding principal in an amount in excess of the amount then due and payable in accordance with the Amortization Schedule, the Amortization Schedule shall be recalculated such that Borrower shall repay the principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) by the payment on each Installment Date remaining in the Amortization Period of an amount equal to the quotient of (x) the aggregate principal amount of the Loans outstanding on the date of such repayment (after taking such repayment into account) divided by (y) the number of Installment Dates remaining during the Amortization Period. Any repayment of the principal of the Loans made by Borrower to Lender subsequent to an Installment Date shall be credited at the time of such payment and applied to the payment due on next succeeding Installment Date."

2.    Representations and Warranties.

      Borrower hereby makes to Lender the representations and warranties set forth in Section 6 of the Original Loan and Security Agreement. Such representations and warranties are true and correct as though made on and as of the date hereof and after giving effect to this Agreement, except to the extent such representations and warranties refer to an earlier date.

3.    No Default.

      No Default has occurred and is continuing, or will result from the execution, delivery or performance of this Agreement, the performance of the Original Loan and Security Agreement, as amended by this Agreement, or the consummation of the transactions contemplated hereby.

4.    Ratification and Confirmation.

      Borrower hereby (i) ratifies and confirms all of the obligations of Borrower under the Original Loan and Security Agreement (as amended hereby), the Note and the other Loan Documents and (ii) represents, warrants and covenants that, as of the date hereof, Borrower has no cause of action at law or in equity against Lender (including, without limitation, any offset, defense, deduction or counterclaim) with respect to any of such obligations.

5.    Binding Effect; No Waiver; No Partnership; Counterparts.

      The provisions of the Original Loan and Security Agreement and this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed (a) to constitute a waiver of any right of Lender under the Original Loan and Security Agreement, as amended, or (b) to create a partnership or joint venture between any of the parties hereto. For the purpose of facilitating the execution of this Agreement as herein provided, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.


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6.    Governing Law.

      This Agreement shall be governed by the laws of the State of New York.

7.    Continuing Effect.

      As modified by this Agreement, all terms of the Original Loan and Security Agreement are in full force and effect. Each and all references to the "Loan Agreement" in the Loan Documents shall mean the Original Loan and Security Agreement as amended hereby.

8.    Costs and Expenses.

      Borrower shall pay as and when billed by the Lender all of the out-of-pocket costs and expenses of the Lender incurred in connection with the development, preparation, execution, delivery and administration, modification and amendment of this Agreement, and the other documents to be delivered hereunder (including, without limitation, all the reasonable fees, disbursements and expenses of counsel to the Lender) in accordance with the terms of Section
11.03 of the Original Loan Agreement.


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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first above written.

                              BORROWER
                              --------

                              CAPITAL TRUST, INC.

                              By:  /s/ Edward L. Shugrue, III
                                 ---------------------------------------
                              Name:  Edward L. Shugrue, III
                              Title:  Chief Financial Officer



                              LENDER
                              ------

                              MORGAN STANLEY & CO. INTERNATIONAL LIMITED

                              By: /s/ Thomas G. Wipf
                                 ---------------------------------------
                              Name:  Thomas G. Wipf
                              Title: Managing Director



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